UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 7, 2010

(Date of Earliest Event Reported: December 31, 2009)

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Manitex International, Inc., a Michigan corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “Commission”) on January 7, 2010 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of December 31, 2009, the Registrant completed the acquisition of the certain assets and liabilities of Terex Load King pursuant to an Agreement dated as of December 31, 2009.

Item 9.01	Financial Statement Exhibits

(a) Financial Statements of Business Acquired

The following financial statements required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.1 and 99.2, respectively:

(i) Audited financial statements of Terex Load King for the fiscal years ended December 31, 2008 and 2007 and the related Independent Auditors Reports thereon.

(ii) Unaudited interim financial statements of Terex Load King for the nine-month periods ended September 30, 2009 and September 30, 2008.

(b) Pro Forma Financial Information

The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2009, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine month period ended September 30, 2009, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2008 and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manitex International, Inc. and its subsidiaries.

(c) Exhibit Index

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: March12, 2010

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Accountants - UHY LLP

99.1	Audited financial statements of Terex Load King for the years ended December 31, 2008 and 2007.

99.2	Unaudited interim financial statements of Terex Load King for the periods ended September 30, 2009 and 2008.

99.3	The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2009, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine month period ended September 30, 2009, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2008 and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manitex International, Inc. and its subsidiaries